Tradr 2X Long NBIS Daily ETF

SCHEDULE OF INVESTMENTS

As of June 30, 2026 (Unaudited)

Value
Other Assets in Excess of Liabilities — 100.0%	$346,186,663
TOTAL NET ASSETS — 100.0%	$346,186,663

SWAP CONTRACTS

EQUITY SWAP CONTRACTS

Counterparty	Description	Pay/Receive Equity on Reference Entity	Financing Rate	Pay/Receive Frequency	Termination Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Cantor Fitzgerald	Nebius Group N.V.	Receive	15.63% (OBFR01* + 1200bps)	At Maturity	5/21/2027	$2,542,464	$-	$2,503,755
Clear Street	Nebius Group N.V.	Receive	11.13% (OBFR01* + 750bps)	At Maturity	10/13/2026	174,573,380	-	312,097,327
Marex	Nebius Group N.V.	Receive	6.63% (OBFR01* + 300bps)	At Maturity	11/9/2026	103,309,854	-	2,140,231
TD Cowen	Nebius Group N.V.	Receive	7.38% (OBFR01* + 375bps)	At Maturity	6/2/2027	91,918,164	-	21,892,489
TOTAL EQUITY SWAP CONTRACTS								$338,633,802

*	OBFR01 - Overnight Bank Funding Rate, 3.63% as of June 30, 2026.